UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                        reported) April 7, 2006 (April 3,
                                      2006)

                           HEMISPHERX BIOPHARMA, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 0-27072                52-0845822
    (state or other juris-        (Commission            (I.R.S. Employer
    diction of incorporation)      File Number)         (Identification No.)

              1617 JFK Boulevard, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-0080


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01(a). Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2006, Hemispherx received a notice from the staff of The American Stock Exchange ("AMEX") indicating that it is not in compliance with Sections 134 and 1101 of the AMEX Company Guide and its listing agreement. The non-compliance was as a result of Hemispherx's failure to file its annual report on Form 10-K for the fiscal year ended December 31, 2005 with audited financial statements on a timely basis. Additionally, on April 3, 2006, Hemispherx announced that the previously issued financial statements included in its Forms 10-Q and Forms 10-K for the periods ended from March 31, 2003 to December 31, 2005, should not be relied upon.

The AMEX notice requires Hemispherx to submit a plan by April 17, 2006, advising the AMEX of any action it has taken, or will take to bring it into compliance with the AMEX Company Guide by no later than June 2, 2006. If the plan is accepted by the AMEX, the listing of Hemispherx's common stock will continue pursuant to an extension. The AMEX notice states that if Hemispherx fail to provide an acceptable plan by April 17, 2006 or Hemispherx is not in compliance with the listing standards by June 2, 2006, the AMEX will initiate delisting proceedings, as appropriate. In either event, Hemispherx may appeal if the AMEX staff makes a determination to initiate delisting proceedings in accordance with applicable AMEX rules.

In the letter, the AMEX also noted that Hemispherx will be included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with the continued listing standards and ".LF" will be appended to Hemispherx's trading symbol whenever such trading symbol is transmitted with a quotation or trade. Accordingly, HEB will trade as HEB.LF. The website posting and indicator will remain in effect until Hemispherx has regained compliance with all applicable continued listing standards.

Hemispherx intends to file its Form 10-K for the fiscal year ended December 31, 2005 with the Securities and Exchange Commission ("SEC") promptly after audited financial statements are available, and to file amended quarterly reports on Form 10-Q for the first, second and third quarters of 2005, which will include the corresponding restated quarters for 2004, with the SEC within ten business days thereafter. Hemispherx expects to be current with all reporting requirements of the SEC and the listing requirements of the AMEX after it files the foregoing reports.

On April 7, 2006, Hemispherx issued a press release disclosing the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated April 7, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      HEMISPHERX BIOPHARMA, INC.

April 7, 2006                                By:      /s/ Robert Peterson
                                                      --------------------------
                                                      Robert Peterson,
                                                      Chief Financial Officer